Exhibit 10 (l)


                 PURCHASE AND SALE AGREEMENT FOR CERTAIN ASSETS
                 ----------------------------------------------

         THIS PURCHASE AND SALE AGREEMENT FOR CERTAIN ASSETS (this "Agreement") is entered into this ___ day of May, 2004, by and among BAYSHORE RESTAURANT MANAGEMENT CORP., a Florida corporation ("Bayshore"), MONTY'S IN THE GROVE, INC., a Florida corporation, f/k/a, Terremark Stone Crabs, Inc. ("Monty's
Upstairs"), and HOCUS-POCUS, INC., a Florida corporation ("Hocus-Pocus") (Bayshore, Upstairs and Hocus-Pocus are sometimes collectively referred to herein as, "Seller"), and BAYSHORE LANDINGS, LLC, a Florida limited liability company ("Landings"), its successors and/or assigns and HMG BAYSHORE, LLC, a Florida limited liability company ("HMG", its successors and/or assigns and together with Landings, collectively, "Buyer"). The "Effective Date" of this Agreement, shall be the day in which the last of Seller, Buyer or any joinder party signs this Agreement and a fully executed copy delivered to Buyer.

                                    RECITALS:

         A. The City of Miami, Florida, a municipal corporation of the State of Florida (the "City"), entered into that certain Lease Agreement with Bayshore Properties, Inc. ("BPI") dated September 20, 1985 (the "Lease") for certain premises described on Exhibit "A", attached hereto and made a part hereof (the "Leased Premises").

         B. BPI assigned all of its rights and obligations under the Lease to Grove Marina Market, Ltd., a Florida limited partnership ("Master Tenant") by virtue of that certain Assignment of Lease dated March 16, 1986, that certain Acceptance of Assignment of Lease, dated March 14, 1986, and that certain Consent by and between the City and BPI dated March 13, 1986 (the Lease together with the foregoing agreements is collectively referred to as the "Master Lease"). Pursuant to the terms of the Master Lease Master Tenant constructed certain improvements on the Leased Premises (collectively, the "Improvements") including but not limited to approximately 20,000 rentable square feet of office/retail space ("Retail Space"); approximately 20,000 rentable square feet of restaurant space located on the second floor of the Retail Space ("Restaurant Space"); and approximately 15,000 rentable square feet of space comprising the raw bar ("Raw Bar Space") and approximately 3.7 acres of submerged land and approximately 132 dock slips comprising the marina portion of the Leased Premises (the "Marina Space").

         C. Master Tenant entered into that certain Sublease dated as of March 14, 1986 (the "Original Sublease") with Marina Restaurant, Ltd. ("Master Subtenant"), under which Master Subtenant subleased the entire Leased Premises. The Original Lease was subsequently amended by that certain Amendment to Sublease dated as of June 30, 1986 and that certain Second Amendment to Sublease (the Original Sublease as modified by the foregoing amendments is collectively referred to herein as the "Master Sublease").

         D. Master Tenant, Master Subtenant and Bayshore, entered into that certain Assignment of Sublease effective as of March 1, 1991 whereby the Master Sublease was assigned by Master Subtenant to Bayshore, as subtenant. Bayshore desires to assign to Buyer all of its rights under the Master Sublease and sell its ownership of the Improvements to Buyer pursuant to the terms and conditions contained in this Agreement.


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         E.  Subsequent to the  assignment  of the Master  Sublease to Bayshore,
Bayshore entered into an agreement with Monty's to operate the Raw Bar Space and in connection therewith Monty's owns certain equipment, inventory and other personal property that it desires to sell to Buyer pursuant to the terms and conditions contained in this Agreement.

         F. The Restaurant Space was further subleased by Bayshore to Terremark Stone Crabs, Inc., (now known as Monty's in the Grove, Inc., and defined herein as "Monty's Upstairs"), pursuant to that certain Sub-Lease Agreement dated effective as of April 28, 1991 (the "Upstairs Restaurant Sublease"). Monty's Upstairs and Bayshore desire to assign to Buyer all of their respective rights under the Upstairs Restaurant Sublease. Monty's Upstairs currently operates a restaurant in the Restaurant Space and in connection therewith owns certain equipment, inventory and other personal property that it desires to sell to Buyer pursuant to the terms and conditions contained in this Agreement.

         G. Master Tenant has leased certain submerged land contained within the Leased Premises from the Trustees of the Internal Improvement Fund ("TIIF") by virtue of Sovereign Submerged Land Lease No. 130288206 (the "Tenant Submerged Land Lease") and Seller has the right to use the Submerged Land and the improvements constructed thereon by virtue of the terms of the Master Lease. By its joinder to this Agreement, Master Tenant shall assign its rights under the Tenant Submerged Land Lease and its ownership of the improvements constructed on the land demised therein to Buyer pursuant to the terms and conditions contained in this Agreement.

         H. The City is in the process of leasing certain submerged land contained within the Leased Premises from TIIF by virtue of a sovereign submerged land lease ("City Submerged Land Lease") and Seller has the right to use the submerged land referenced therein by virtue of the Master Lease. The remaining portion of the submerged land within the Leased Premises is owned by the City and the Seller has the right to use it by virtue of the Master Lease. (The Tenant Submerged Land Lease and the City Submerged Land Lease are sometimes collectively referred to herein as the "Submerged Land Lease"). The Seller owns certain improvements within the area demised under the City Submerged Land Lease and shall transfer its ownership of such improvements to Buyer.

         I. Hocus-Pocus is the current registered owner of the trademarks and service marks commonly known as "Monty Trainer's," Monty's Stone Crab," "Monty's Conch," "Monty's" and Monty's Marina, together with certain other trademarks, trade secrets, unique features, concepts, designs operating procedures recipes and materials used in connection with the Restaurant Space and the Raw Bar Space (collectively, the "Trademarks and Other Rights"). Hocus-Pocus desires to permit Buyer to use the Trademarks and Other Rights on a non-exclusive basis in connection with its business operations at the Project (as defined below) pursuant to the terms and conditions and conditions contained in this Agreement.

         J. Buyer desires to purchase all of Seller's rights to use the Leased Premises, own the Improvements, own certain personalty used in connection with and operate two restaurants, a marina and retail and office facility located at the Leased Premises and use the Trademarks and Other Rights on a non- exclusive basis (collectively, the "Project"). Seller desires to sell and

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assign to Buyer the assets of the Project pursuant to the terms and conditions contained in this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Sole and Purchase. Upon the terms and subject to the conditions set forth in this Agreement, Seller (and/or each individual party comprising Seller, as appropriate) shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase and acquire from Seller (and/or each individual party comprising Seller, as appropriate), free and clear of all liens, ~ pledges, mortgages, charges and encumbrances of any nature whatsoever, at the Closing on the Closing Date (as such terms are defined below), all of Seller's right, title and interest in and to the following assets (collectively the "Acquired Assets"):

                  1.1 The Master Sublease, Master Lease, the Upstairs Restaurant Sublease, the Tenant Submerged Land Lease and the City Submerged Land Lease (collectively, the "Master Lease Agreements") to be conveyed at the Closing by assignment of Seller's interest in the Master Lease Agreements and by an assignment of Master Tenant's interest in the Master Lease and the Tenant Submerged Land Lease;

                  1.2 Any and all Improvements located on, in or about the Leased Premises (including, but not limited to the buildings, awnings, walkways, docks, piers, fences, chickee huts, signage and light fixtures located in the Retail Space, the Raw Bar Space, the Restaurant Space and the Marina Space);

                  1.3 All tangible personal property of any kind owned by Seller and located on, attached to or used in connection with the Project and/or the Improvements, including, but not limited to, all furniture, fixtures, equipment, appliances, tools, kitchen and bar supplies, food and liquor inventory, linens, glassware, menus, recipes, signage, silverware, pots and pans, carts, cleaning supplies and materials, telephone numbers and exchanges, computers, computer software, menus, signs and other tangible personalty, all to the extent owned by Seller, located at the Leased Premises and used in connection with the Project, some of which are specifically listed in Exhibit "C" attached hereto (collectively the "Personalty");

                  1.4 Any and all leases, licenses, concessionaire's agreements and all other similar agreements relating to the use or occupancy of the Retail Space, the Marina Space or any other portion of the Project (collectively, the "Tenant Leases"), and all security deposits and other similar deposits if any ("Tenant Security"), made by licensees, tenants, concessionaires or other users at the Project (collectively, the "Tenants") under such Tenant Leases;

                  1.5  If  and  to  the   extent   transferable,   any  and  all
governmental licenses and permits for the operation of the Property (collectively, the "Operating Permits"), including but not limited to the 4COP SRX Liquor License No. BEV 2300929 ("Liquor License") used at the Restaurant Space and the Raw Bar Space;


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                  1 .6 Any and all of Seller's rights,  easements,  licenses and privileges at the Leased Premises or appertaining to the Project; and

                  1 .7 Any and all of the leases and the maintenance, service, advertising and other like contracts and agreements with respect to the operation of the Project listed in Exhibit "C" attached to this Agreement (the "Operating Contracts"); unless Buyer provides written notice to Seller during the Due Diligence Period that it does not elect to assume certain Operating Contracts then Buyer shall only acquire the Operating Contracts it so elects.

         2. Purchase Price. The Purchase Price for which Seller agrees to sell and assign the Acquired Assets to Buyer, and which Buyer agrees to pay to Seller, subject to the terms and conditions hereof and subject to adjustments, credits and prorations as hereinafter provided, is Thirteen Million Five Hundred Thousand and No/100 Dollars ($13,500,000.00) (the "Purchase Price"). The
Purchase Price shall be paid in accordance with the following terms and conditions:

                  2.1 One Hundred Thirty-Five Thousand and No/100 Dollars ($135,000.00) (the "Initial Escrow Deposit") will be deposited with Bilzin Sumberg Baena Price & Axelrod LLP ("Escrow Agent") within two (2) business days after the Effective Date;

                  2.2 In the event that this Agreement is not terminated by Buyer on or before the expiration of the Due Diligence Period (as defined in Section 4 below), on the first business day thereafter, Buyer shall deposit and additional Three Hundred Sixty-Five and No/100 ($365,000.00) (the "Additional Escrow Deposit") with Escrow Agent (once the Additional Escrow Deposit is made, the Initial Escrow Deposit and the Additional Escrow Deposit shall collectively be referred to as, the "Escrow Deposit"). After the Additional Escrow Deposit is made, the Escrow Deposit shall be non-refundable to Buyer, except in the event of a Seller default or failure of a condition precedent in Section 3.1 , but shall be applicable against the Purchase Price at Closing. The Initial Escrow Deposit and if paid the Additional Escrow Deposit shall be held by Escrow Agent in accordance with the provisions set forth in Exhibit "B" attached hereto. In the event that Buyer terminates this Agreement on or before the expiration of the Due Diligence Period or fails to timely deliver the Additional Escrow Deposit, the Initial Escrow Deposit shall be refunded to Buyer by Escrow Agent, and thereafter the parties to this Agreement shall have no other obligations to each other, except for this obligations that expressly survive such early termination.

                  2.3 The balance of the Purchase Price, subject to the prorations set forth in Section 10, shall be paid by Buyer at Closing.

         3 . Buyer's Conditions Precedent to Closing. Buyer's obligation to purchase the Acquired Assets pursuant to this Agreement shall be subject to unconditional completion of the following (collectively, the "Conditions Precedent");

                  3.1 Seller obtaining a memorandum of understanding and/or estoppel letter(s), in form and content acceptable to Buyer, by and among Seller, Buyer, the City and Master Tenant containing, among other things, the following provisions: (i) all required approvals by the

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City, the Trustees of the Internal  Improvement Fund ("TIIF") and any applicable governmental authority to the Assignment of the Master Lease Documents to Buyer;
(ii) conceptual approval by the City and any applicable governmental authority of the proposed conversion of a portion of the Restaurant Space into office space and the expansion of a portion of Restaurant Space to include a second floor outdoor eating area and bar (such conceptual approval does not include formal site plan approval and/or the issuance of building permits), (iii) certification by the City, TIIF and any applicable governmental authority that all obligations of the Master Tenant under the Master Lease have been met as of the Closing Date, and that no additional liabilities under the Master Lease that accrued before the Closing Date shall be the obligation of Buyer; (iv) certification by the Master Tenant and any other applicable person or entity that all obligations of Master Subtenant and Bayshore under the Master Sublease have been met as of the Closing Date, and that no additional liabilities under the Master Sublease that accrued before the Closing Date shall be the obligation of Buyer; (v) confirmation from the City, TIIF and the Master Tenant that, as of the Closing Date, no default exists under any of the Master Lease Documents or with the passage of time or the giving of notice would constitute default thereunder; and (vi) a general consent by the City and any applicable governmental authority of the assignment of the other Acquired Assets to Buyer.

                  3.2 A certification by Buyer that the Personalty remains on, attached to or available for Buyer's use in connection with the continued operation of the Project as of the Closing Date.

                  3.3 Delivery of all of the Seller's Closing Documents (defined below).

                  3.4 The City, TIIF and any applicable governmental authority shall have: (i) executed and delivered the City Submerged Land Lease and any necessary amendments thereto to provide for a term of no less than 10 years, the legal description of the City Submerged Land Lease shall, at a minimum, describe the land upon which the current docks are located and (ii) the Buyer shall have the express right to use the submerged land demised under the City Submerged Land Lease and any deed or other restriction preventing the same shall have been waived. The Tenant Submerged Land Lease shall have been assigned to Buyer and all necessary governmental consents and/or approvals shall have been obtained.

                  3.5 Buyer shall have received appropriate approvals from the applicable governmental authorities to transfer the Liquor License to Buyer. In the event Buyer fails to obtain such approvals but is confident that such approvals will be forthcoming, Buyer shall close provided that the applicable Seller agrees to enter into a concession agreement whereby the Seller holding the Liquor License sells liquor at the Project at no additional charge until such time as the Liquor License is transferred to Buyer. Buyer shall use diligent efforts to obtain such approvals prior to Closing.

                  3.6 All representations and warranties of Seller contained in this Agreement shall be true and correct as of the Closing Date in all material respects.

                  3.7 Seller shall have obtained from the "New Shareholders" as defined in that certain Second Amendment to Shareholders' Agreement of Monty's Holdings, Inc. ("Holdings")

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dated August 27, 2003 among Stephen J. Kneapler,  Manuel A. Diaz, Robert Licero,
Ralph Velocci, Daniel J. Long, Rolando Delgado, Julissa Caso Delgado, Emilio Sauma, Hayment Sauma, Frank Torres, Jacqueline Torres, Eduardo J. Garcea and Aradelyses Garcea, a binding payoff letter which upon payment of such sums shall satisfy any and all claims and/or disputes arising amongst any of the shareholders of Holdings and/or Holdings, consent to the sale of the Acquired Assets to Buyer, release all claims of each New Shareholder, and provide a general release, substantially in the form of the estoppel letter and general release attached hereto as Exhibit "F" ("Estoppel and Release"). The fully executed Estoppel and Release shall be obtained by Seller within 15 days after the Effective Date ("Estoppel and Release Delivery Date") and copies delivered to Buyer. The original executed Release(s) shall be held in escrow by Escrow Agent. At Closing the Escrow Agent shall pay the New Shareholders the amounts set forth in the Estoppel(s) from the Closing proceeds and deliver the Releases to the parties being released therein.

         4. Title and Due Diligence Period.

                  4.1 Due Diligence Period. Buyer shall have until 5:00 p.m. (Eastern time) on the thirtieth (30th) day following the Estoppel and Release Delivery Date (the "Due Diligence Period") within which to inspect the Project. Seller shall allow Buyer and its agents reasonable access to the Project during normal business hours to conduct such review as Buyer deems appropriate. Within three (3) business days after the Effective Date, Seller shall deliver to Buyer all documents, records and other information relating to the Project which are in Seller's possession, including, but not limited to:

                  4.1.1 The Master Lease Documents and the Tenant Leases (including any and all amendments, assignments, memoranda or other agreements related thereto (i.e. the waiver(s) of the deed restriction(s) by TIIF with respect to the use of the submerged land by a private entity and the calculation of all fees and or payments due in connection with such waiver(s));

                  4.1.2 A list of all Tenants, with terms of the Tenant Leases (the "Rent Roll") including amount of rent, the amount of the security deposit, if any, whether a brokerage commission, if any, is due and the duration of the lease.

                  4.1.3 Copies of all Trademarks and Other Rights;

                  4.1.4 A video tape containing the Personalty not expressly set forth on the attached Exhibit "C"

                  4.1.5 Copies of the inventory lists for the Raw Bar and Restaurant for March 2004 and April 2004;

                  4.1.6 Copies of all Operating Permits, certificates of occupancy, licenses, permits and other governmental approvals used by Seller in connection with its business operations at the Project or the construction of any improvements at the Project;


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                  4.1.7 Copies of all Operating Contracts and similar agreements currently affecting the Leased Premises and/ or the Project;

                  4.1.8 A list of all of Seller's employees together with a description of their work duties, experience and current compensation;

                  4.1.9  Copies  of  all  surveys,   plans  and  specifications,
engineering,   environmental,   property  condition  and  similar  type  reports
regarding the Leased Premises and/ or the Project;

                  4.1.10 Copies of all settlement agreements and correspondence with the Florida Department of Revenue and the Internal Revenue Service and other taxing authorities concerning any delinquent tax payments and/or settlement agreements or payment plans with respect thereto.

In the event the foregoing information is not timely delivered Buyer in an orderly fashion, the Due Diligence Period shall be extended one day for each day the Seller is late in delivering the same.

                  4.2 Inspection Rights. Buyer's right of inspection shall be subject to the rights of Tenants under the Tenant Leases. Seller shall have the right to be present at any or all inspections but Seller's unavailability shall not delay such inspections. Buyer shall be entitled to contact Tenants without the consent of Seller. Buyer shall be responsible for restoring the Leased Premises or any portion thereof to the condition in which it was prior to Buyer's inspection and for repairing any damage thereto resulting from such inspections performed by Buyer, its agents, engineers or inspectors. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall indemnify and hold Seller harmless from and against any and all losses, costs, damages, liabilities and other expenses (including, without limitation, attorneys' fees incurred in connection therewith) arising out of or resulting from Buyer's inspections as provided for herein. Within seven (7) days prior to the expiration of the Due Diligence Period Seller shall obtain on Buyer's behalf and deliver to Buyer, estoppel letters in form and content reasonably acceptable to Buyer, from all Tenants at the Project for any Retail Space, for any slip users that are associated with any Leases for the Retail Space and any additional estoppel letters required by any lender of Buyer.

                  4.3 Termination Right. Buyer shall have the right to terminate this Agreement for any reason whatsoever in its sole and absolute discretion on or prior to the expiration of the Due Diligence Period by delivering notice to Seller during the Due Diligence Period, whereupon the Escrow Deposit shall be returned to Buyer, and then neither party shall have any further rights or obligations under this Agreement. Buyer's failure to deposit the Additional Escrow Deposit with the Escrow Agent on or before the expiration of the Due Diligence Period as provided for in Section 2 shall also serve as Buyer's election to terminate the Agreement. In the event Buyer does not terminate the Agreement, the Buyer, its agents and employees shall have access to the Leased Premises and Project through Closing for inspection purposes. . 7

                  4.4 Evidence of Title. Seller shall, within three (3) days after the date of this Agreement, deliver to Buyer a copy of an existing title insurance policy for the Leased Premises and a survey. Seller shall at least five (5) business days prior to the expiration of the Due Diligence Period, deliver to Buyer a current ALTA Survey dated within 90 days of the Closing Date, certified to the Escrow Agent, Title Insurer (as defined below), Buyer and any lender selected by Buyer (the "Survey"). Buyer shall, prior to the expiration of the Due Diligence Period, obtain a current title insurance commitment for the Leased Premises from a nationally recognized title insurance company, issued by and through the Escrow Agent (the "Title Insurer"). If the Title Commitment discloses exceptions that are objectionable to Buyer, then Buyer shall have ten
(10) days after its receipt of the Title Commitment and the Survey within which to notify Seller of any such exceptions to title to which Buyer objects. If any such exceptions to title arise between the date of the Title Commitment and the Closing, Buyer shall have five (5) days after its receipt of notice of same within which to notify Seller of any such exception to title to which it objects. Any such exceptions not objected to by Buyer as aforesaid shall become Permitted Exceptions. If Buyer objects to any such exceptions to title, Seller shall have until Closing (but in any event at least fifteen (15) days after it receives notice of Buyer's objection(s)) to remove such exceptions as instructed by the Title Insurer. As of the Closing Date, if Seller fails to remove any such exceptions or cure any of Buyer's title objections, Buyer may, as its sole and exclusive remedy, terminate this Agreement and obtain a return of the Initial Escrow Deposit. If Buyer does not elect to terminate this Agreement, Buyer shall consummate the Closing and accept a leasehold interest in the Leased Premises subject to all such exceptions to title (in which event, all such exceptions to title shall be deemed "Permitted Exceptions"). If the Title Commitment shows any pending liens against the Project, Seller shall pay the amount of such liens at or prior to Closing. In addition, Seller shall cure all outstanding financial obligations relating to the Acquired Assets, including, but not limited to, any mortgage or other liability, delinquent taxes (of any kind), employee wages or related expenses, equipment lease liabilities, shareholder suits or related claims, or any other item contained on Part 1 of Schedule B of the title commitment on or before Closing. All such liens and encumbrances shall be paid through escrow at Closing. Notwithstanding the foregoing, nothing contained in this Section 4.4 shall limit Buyer's right to terminate this Agreement in its sole discretion in accordance with and pursuant to the provisions of Section 4.3 hereof.

         5. "AS-IS" Condition. Except as expressly provided for herein, Seller is selling the Acquired Assets in their respective "As-Is" condition, however, Seller agrees that on or after the Effective Date Seller shall not remove any of the Acquired Assets from the Leased Premises without the written consent of the Buyer, except for routine consumption of inventory and the replacement of like Personalty in the normal course of Seller's business operations.

         6. Seller's Covenants. Seller, jointly and severally, agrees to the following:

                  6.1 Seller's Pre-Closing Covenants. From the Effective Date until the Closing Date, Seller shall operate, maintain and manage the Project in substantially the same manner as it is presently being operated (but in compliance with all applicable laws and governmental regulations), such that at the Closing Date the Acquired Assets shall be in substantially the same physical condition as on the date hereof, normal wear and tear, damage or destruction by fire or

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other  casualty or damage  caused by Buyer during the Due  Diligence  Period and consumption of inventory in the normal course of business excepted.

                  6.1.1 Seller shall continue in effect all applicable insurance coverage for the Project existing as of the Effective Date, and Seller shall not enter into any new agreements except those, which are cancelable upon thirty days' prior written notice.

                  6.1.2 Seller shall not take any action that would make any of Seller's representations and warranties herein untrue or incorrect. Seller shall notify Buyer promptly if Seller becomes aware of any transaction or occurrence prior to the Closing which would make any representation and warranty made by Seller herein untrue or incorrect in any material respect. Seller shall not modify or terminate, or waive or release any rights, exercise any options or grant any consents under the Leases, the Operating Contracts or Operating Permits.

                  6.1.3 Seller shall not modify or terminate, or waive or release any rights, exercise any options or grant any consents under the Tenant Leases. Seller shall not enter into any new lease or other agreement or arrangement that would or could remain binding on Buyer after the Closing; except that the Seller shall have the right, prior to the Closing, to continue (and shall continue) to enter into licenses with boat owners for boat slips provided the term is 30 days or less and the terms and conditions thereof are at market rates and substantially the same as (or more favorable to Seller than) the boat slip licenses that have been entered into by Seller within the three-month period immediately prior to the date hereof.

                  6.1.4 Seller shall keep all Operating Permits in full force and renew any of the same which expire prior to the Closing. In the event that any Operating Permit is suspended or revoked, Seller will promptly notify Buyer of that fact, and, if such suspension or revocation is based on the actions (or inaction) of Seller, Seller, at its sole expense, shall use commercially reasonable efforts to have such Operating Permit reinstated without limitation or condition.

                  6.1.5 Seller shall maintain at the Property normal and customary quantities of supplies for the use, operation and maintenance of the Property. Seller shall maintain the Inventory in the Raw Bar Space to the standards necessary to continue the routine operation of the Raw Bar Space without interruption.

                  6.1.6 Seller shall perform and observe in all material respects all of the covenants and conditions required to be performed and observed by them under the Master Lease Documents, the Leases, the Operating Contracts, and Operating Permits and shall promptly deliver to Buyer copies of any notices given or received by any Seller to or from any other party thereto.

                  6.1.7 Seller shall pay for when due all goods and supplies delivered to, and services performed at, the Leased Premises prior to the Closing Date.

                  6.1.8 Seller shall pay all brokerage commissions in connection with the current term of all Leases and any expansions, modifications, amendments, renewals or extensions to the Leases that are due and payable prior to the Closing Date. Seller shall not apply any Lease Security to cure a default by a tenant, unless such application is permitted thereunder and such tenant either has vacated, or, with Buyer's prior written consent, has been evicted or dispossessed from, the Project.

                  6.1.9 Seller shall not alter the Project except to make necessary non-structural repairs to the Project. Seller shall not perform or permit any excavation, construction or removal of any improvements upon or about the Project.

                  6.1.10 Seller shall pay when due all sales taxes, employee taxes and other payments due to any governmental authority.

                  6.2 Seller's Post-Closing Covenants.

                  6.2.1 Seller shall, jointly and severally, remain solely liable for all liabilities related to the Leased Premises, the Project and the Acquired Assets accruing on or before the Closing Date regardless as to when Seller is notified or becomes aware of such liabilities. Except for the Acquired Assets, Buyer does not assume, and shall not in any manner become responsible or liable for, and Seller, jointly and severally, shall retain, pay, discharge, and perform in full, all other debts, obligations or liabilities of Seller of any nature whatsoever, whether known or unknown, fixed, contingent or otherwise, including, without limitation, any debts, obligations or other liabilities directly or indirectly arising out of, or resulting from, the Seller's lease, ownership or use of the Leased Premises, the Acquired Assets and/or the Project prior to the Closing Date. Seller, jointly and severally, also agree to pay:(i) for all sales tax; (ii) all income tax, withholding tax, payroll tax, Social Security tax, unemployment tax and other tax of any employees of Seller arising prior to the Closing Date; (iii) all workers' compensation and other insurance premiums due with respect to the employees of Seller for the period ending as of the Closing Date, (iv) real estate taxes and assessments (even if charged subsequent to Closing but applicable to the time period prior to the Closing
Date); and (v) all other costs and expenses incurred by Seller in connection with the use of the Leased Premises, the ownership of the Acquired Assets and the operation of the Project prior to or on the Closing Date. The indemnification provisions of this Section 6.2.1 shall expressly survive Closing.

                  6.2.2 For as long as the Master Lease is in effect, none of Seller, Monty's Holdings, Inc. or any of their respective principals shall operate, own or control any raw bar type restaurant or casual seafood restaurant within a two mile radius of the Project.

         7. Representations and Warranties of Seller. Seller hereby represents and covenants to Buyer that each of the following representations and warranties is true and correct as of the Effective Date and shall be true and correct as of the Closing Date in all material respects. Each of the representations and warranties contained herein shall survive the Closing.

                  7.1 Authority. Each of the entities comprising Seller: (i) is an entity, duly formed validly existing and in good standing under the laws of the State of Florida, and (ii) has full and absolute power and authority to enter into this Agreement and all documents to be delivered pursuant hereto, and to assume and perform all of their respective obligations hereunder. The execution and delivery of this Agreement and the performance by the each of the entities comprising Seller of their respective obligations hereunder: (i) has been duly authorized by all requisite action and no further action of approval is required to consummate the transactions herein; (ii) do not and will not cause any of the entities comprising Seller to be in violation of any law, ordinance, order or requirement or of any agreement or contract to which each or any of the entities comprising Seller is a party. The undersigned individual(s) is/are authorized to sign on behalf of each of the entities comprising Seller and no additional signatures are required to bind Seller. This Agreement constitutes, and such other documents will each constitute, the legal, valid and binding obligations of Seller, enforceable in accordance with their respective terms.

                  7.2 Legal Action Against Seller. Except as expressly disclosed on Schedule 7.2, there are no judgments, orders, or decrees of any kind against Seller unpaid or unsatisfied of record, nor any legal action, suit or other legal or administrative proceeding pending before any court or administrative agency relating to the Leased Premises, the Acquired Assets or the Project, nor are there any threatened legal action, suit or other legal administrative proceeding relating to the Leased Premises, the Acquired Assets or the Project. If there are any insurance claims or lawsuits (hereinafter a "Claim") handled by Seller's insurance company, a list of such claims shall be provided by Seller to Buyer within 3 business days of the Effective Date of this Agreement. Otherwise, Seller has received no other notice of any Claim or action against Seller or any entity comprising Seller that affects the Leased Premises, the Acquired Assets or the Project.

                  7.3 Intellectual Property. Hocus-Pocus is the legal owner of the Trademarks and Other Rights, such Trademarks and Other Rights are fully assignable, on a non-exclusive basis, and there are no other intellectual property, trade or service marks that are currently used at or in connection with the current business operations at the Project.

                  7.4 Liens. Except as expressly disclosed on Schedule 7.4, there are no claims for labor, services, profit or materials furnished for constructing, repairing or improving the same, nor does Seller anticipate any such claims, except in the normal course of Seller's business, which will be paid as of the Closing Date. Sellers have good and marketable title (a leasehold right with respect to the Leased Premises) to all of the Acquired Assets, free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever, except for those certain first and second leasehold mortgages in favor of Ocean Bank.

                  7.5 Hazardous  Materials.  To the best of Seller's  knowledge,
(i) the Leased Premises is not in violation of any law, rule, order, regulation, ordinance or other legal requirement pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Substances Transportation Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, any state super-lien and environmental clean-up statutes and all amendments to and regulations in respect of the foregoing laws (collectively,

"Environmental Laws"); (ii) the Leased Premises is not subject to any private or governmental lien or judicial or administrative notice of violation, action or inquiry, investigation or claim relating to hazardous, toxic, dangerous and/or regulated substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants, including, but not limited to, asbestos, asbestos containing materials, petroleum, tremolite, anthlophylite, actinolite, polychlorinated biphenyls, solvents, and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety and welfare of humans (collectively, "Hazardous Substances");
(iii) no Hazardous Substances are or have been discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from any of the Leased Premises in violation of Environmental Laws; (iv) no Hazardous Substances are present in, on or under any of the Leased Premises, except for substances commonly used in the operation and maintenance of the Project which have been and are used, stored and disposed of in accordance with Environmental Laws; and (v) no underground storage tanks exist in the Leased Premises.

                  7.6 Tenant Leases. Seller represents that each of the Tenant Leases is in full force and effect in accordance with its terms and has not been modified, amended or extended except as set forth therein, and is assignable by the Seller to the Buyer without the need for the consent of any party. The Rent Roll is true and correct in all material aspects and there are no additional leases or other occupancy agreements affecting the Project that are not contained on the Rent Roll. Unless noted otherwise set forth on Schedule 7.6 by Seller, none of the Tenants are in default (beyond any applicable grace period provided by such Tenant Lease) in the payment of any rent due under its respective Tenant Lease or, to the Seller's knowledge, in the performance or observance of any substantially material covenant or condition to be kept, observed or performed by it under its Lease. Seller has fully performed (or shall on the Closing Date) all of Seller's material obligations under the Tenant Lease that are required to be performed and all tenant improvement construction work completed by Seller has been accepted by the tenants. No brokerage commission or other compensation is due or payable to any person, firm, corporation or other entity with respect to or on account of any of the Leases, or any renewals thereof.

                  7.7 Operating and Financial Statements. The operating statements to be provided to Buyer for January 2004, February 2004 and March 2004 and all financial statements delivered to Buyer were prepared in accordance with generally acceptable accounting principles consistently applied and accurately and completely reflect the revenue, expenses add income for the Leased Premises for the periods covered thereby, and the amount of each individual item of revenue and expense set forth therein is true and correct in all material aspects.

                  7.8 Insurance. Seller has in full force and effect fire, extended risk liability insurance and windstorm policies covering the Leased Premises, the Acquired Assets and the Project for the full replacement cost thereof. Seller has not received from any insurance company carrying insurance or that has carried insurance on the Leased Premises, the Acquired Assets and/or the Project any notice of defect or inadequacy in connection with it or its operation. Seller does not self-insure any portion of the Leased Premises, the Acquired Assets or the Project. Seller maintains proper flood insurance coverage.

                  7.9 Licenses and Permits. All required certificates of occupancy, Operating Permits, authorizations and approvals necessary for the operation of the Project have been validly issued and are in good standing and shall remain so as of the Closing Date. All charges and fees for such have been paid in full through the Closing Date.

                  7.10 Taxes. Except as expressly disclosed on Schedule 7.10, Seller has received no written notice that the Project or any portion thereof, is subject to any special taxes, assessments or benefit charges except those, if any, which are of record in the Public Records of Miami-Dade County, Florida nor has Seller received notice of intention of any governmental authority to impose any such special taxes, assessments or benefit charges. Except as expressly disclosed on Schedule 7.10, the Seller has paid in full all: (i) ad valorem property taxes and other assessments levied on their respective assets and properties; (ii) excise taxes; (iii) franchise taxes; (iv) license fees; (v) personal property taxes; (vi) sales and use taxes ; (vii) payroll and employment taxes; and (viii) and income taxes which have become due and payable as of the Closing Date. Seller shall remedy all outstanding tax matters on or before Closing.

                  7.11 Inventories. The inventories of Seller to be acquired by Buyer, shall consist of items of quality and quantity usable or saleable in the normal course of its business and the values at which Seller's inventories are carried reflect the normal inventory valuation policy of the Seller.

                  7.12 Employees. As of the Closing Date, Seller shall not have any employees employed at the Project ("Seller's Employees"). On or prior to the Closing Date, Seller shall pay all Seller's Employees such amounts as shall be due and owing to them for their services through and including the Closing Date and all Seller's Employees shall remove their personal property from the Project as of the Closing Date. None of the entities comprising Seller are party to any collective-bargaining agreement. There are no union organizational representation efforts underway or any unfair labor practice claims pending or threatened, nor any existing labor strikes, slowdowns, disputes, grievances or disturbances.

                  7.13 No Material Omissions. Neither this Agreement (including the Schedules and Exhibits) nor any other certificate, statement, document or other information furnished to Buyer by or on behalf of Seller pursuant to or in connection with the transaction contemplated by this Agreement contains any material misstatement of fact, or omits to state a fact necessary in order to make the representations, warranties and other statements herein or therein contained not misleading.

                  7.14 Foreign Person. No entity comprising Seller is a foreign person within the meaning of Section 1445(f) of the Internal Revenue Code, and Seller agrees to execute any and all documents required by the Internal Revenue Service in connection with such declaration(s) and the certificate required.

                  7.15 Operating Contracts. Exhibit "D" attached hereto is a correct and complete list of all Operating Contracts to which any Seller is a party or by which it or its assets are bound, and such list sets forth with respect to each the name of the other party(ies) thereto, the date thereof and the dates of any modifications, amendments, extensions, or supplements thereto.

                  7.16 Notices. Except as set forth on Schedule 7.16, Seller has not received any notice with respect to and has no knowledge of (i) any violations of applicable laws, ordinances or public regulations relating to the Leased Premises which remain uncured, or (ii) any pending or threatened condemnation, eminent domain or similar proceedings with respect to the Leased Premises, the Acquired Assets and/or the Project. Seller's entry into this Agreement and the Closing of the transaction contemplated hereunder is not in violation of any agreement to which Seller or any of its principals is a party.

                  7.17 Outstanding Payables. Attached hereto as Exhibit "G" is a true, accurate and complete list of all outstanding payables with respect to the Acquired Assets and the Project as of February 29, 2004. Seller shall provide an updated list of payables each month until the Closing. Within five (5) business days prior to the Closing Date Sellers shall provide to Escrow Agent binding estoppel payoff letters from all payees who potentially have lien rights against the Acquired Assets confirming the amount(s) due and payable to them as of the Closing Date. In the event the appropriate estoppel payoff letters are not timely obtained by Seller the Closing Date shall be extended until Seller delivers the estoppel payoff letters or the parties and Title Insurer agree upon a mutually agreeable alternative, it being the intention of the parties that all such payables be paid in full as of the Closing Date.

         8. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows, and such representations and warranties shall be true and correct as of the Effective Date and shall be true and correct as of the Closing Date in all material respects. Each of the representations and warranties contained herein shall survive Closing:

                  8.1.1 Landings is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Florida.

                  8.1.2 HMG is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Florida.

                  8.1.3 Buyer has full power and authority to execute and deliver this Agreement and all other documents now or hereafter to be executed and delivered by it pursuant to this Agreement and to perform all obligations arising under this Agreement and such other documents. The execution and delivery of this Agreement and the performance by Buyer does not and will not cause Buyer to be in violation of any law, ordinance, order or requirement or of any agreement or contract to which Buyer is a party. The undersigned individual is authorized to sign on behalf of Buyer and no additional signatures are required to bind Buyer.

                  8.1.4 This Agreement constitutes, and such other documents will each constitute, the legal, valid and binding obligations of Buyer, enforceable in accordance with their respective terms.

         9. Closing. The transfer of the Acquired Assets (the "Closing") shall take place on or before the date that is fifteen (15) days following the satisfaction of all of the Conditions Precedent (the "Closing Date"). In the event that the satisfaction of all of the Conditions Precedent has not occurred on or before August 15, 2004 (the "Outside Closing Date"), in addition to Buyer's remedies hereunder and at law or in equity, Buyer may elect to terminate this Agreement by delivery of written notice of such termination to Buyer and Escrow Agent within thirty days following the Outside Closing Date, provided that Seller has not satisfied such outstanding conditions precedent within such 30-day period following Seller's termination notice.

                  9.1 At the Closing, Seller (or any of its respective principals or affiliates as necessary) shall execute and deliver or cause to be delivered to Escrow Agent and/or Buyer in accordance with the provisions of this Agreement all of the following documents, the form of which shall be reasonably agreed upon by Buyer and Seller during the Due Diligence Period;

                          (a) Seller's Assignment of the Master Lease Documents,

                          (b) a deed  or  bill of  sale  (at  Buyer's  election)
conveying the Improvements and warranting Seller's lien free title thereto,

                          (c)  a  bill  of  sale  and  general  assignment  with
warranties conveying all of the Personalty,

                          (d) an Assignment and Assumption of the Tenant Leases,

                          (e) An  Assignment  and  Assumption  of the  Operating
Contracts Buyer elects to assume and evidence of Seller's termination of the non- assumed Operating Contracts,

                          (f)  full and  complete  releases  of all of  Seller's
liabilities concerning the Acquired Assets,

                          (g) if necessary,  an agreement  whereby Seller agrees
to act as Buyer concessionaire and operator for the Liquor License and to continue to cooperate with Buyer until the Liquor License is actually transferred to Buyer, in the event that Seller is unable to obtain a transfer of the Liquor License on or before the Closing Date,

                          (h) an opinion given by Seller's  counsel,  reasonably
acceptable to Buyer confirming that: (i) the Seller has obtained all necessary consents and/or authorization to consummate the actions contemplated hereby.
(ii) each of the Closing Documents has been duly authorized, executed and delivered by Seller; (iii) the sale of the Acquired Assets does not constitute a sale of substantially all of the assets of Monty's Holdings, Inc. as interpreted by the applicable Florida Statutes,

                          (i) such evidence as Escrow Agent may reasonably
require of the due authorization, execution and delivery of this Agreement, the Deed, the Lease Assignment and any other documentation required by such Title Insurer such customary Seller's affidavits as the Closing Agent shall reasonably require in order to omit standard title exceptions that may be omitted on the basis of the confirmation of facts known to Seller such as gap, parties in possession and Form 9 coverage,

                           (j) Original Files,  Master Lease  Documents,
Leases, Licenses, Property Contracts or copies, if originals are unavailable,

                           (k)  Notices  to all  third  parties  such as
Tenants and all utility providers and vendors, advising them of the sale of the Project to Buyer,

                           (1)     An  indemnity  in favor of Buyer with respect
to the payment of all sales tax through the Apportionment Date,

                           (m)  Certification   that  Seller  is  not  a
foreign person under FIRPTA (ss.1445 of the Internal Revenue Code), signed by a duly authorized representative of Seller,

                           (n) Seller  shall  deliver to Buyer (or leave
in a designated office at the Property) keys (and/or combinations or other entry or opening mechanisms) to the Leased Premises, and to all safes and other applicable articles of Personalty,

                           (o) Seller  shall  deliver to Buyer a release
and termination by each officer, shareholder and principal of Seller (and any applicable affiliates of the same) of any and all agreements, arrangements, rights and privileges that may have been entered into by it with or granted to it by any Seller with respect to the use of any of the Property (including boat slips at the Marina not leased on arms-length terms),

                           (p) A closing statement,

                           (q) Master Tenant's  assignment of the Master Lease
and the Tenant Submerged Land Lease to Buyer,

                           (r)  The Management Agreement defined in Section 23,

                           (s)  The Estoppel and Release shall be disbursed from
Escrow and originals delivered to Seller, and

                           (t) A lease agreement  between  operator,  as defined
in the Management Agreement, and Buyer for approximately 1 ,950 rentable square feet of office space ("Office Lease").

                  9.2 At the Closing, Buyer shall execute and deliver or cause to be delivered to Escrow Agent in accordance with the provisions of this Agreement, the following:

                                   (a) Buyer shall deliver the Purchase Price in
immediately available funds (with due credit given for Deposit) after all adjustments are made at the Closing as herein provided by Federal Reserve wire transfer,

                                   (b) An Assignment  and Assumption of Seller's
obligations under the Master Lease Documents,

                                   (c) An Assignment  and Assumption of Seller's
obligations under the Tenant Leases,

                                   (d)  An  Assignment  and  Assumption  of  the
Operating Contracts Buyer elected to assume,

                                   (e) An  Assignment  and  Assumption of Master
Tenant's obligations under the Master Lease an the Tenant Submerged Land Lease,

                                   (f) A closing statement,

                                   (g)  The  Management   Agreement  defined  in
Section 23, and

                                   (h) The Office Lease.

                  9.3 Seller and Buyer shall execute and deliver to each other such other instruments and documents, and shall pay or cause to be paid such sums of money, to which the other party may be entitled pursuant to any of the other provisions of this Agreement or which may be reasonably required in connection with the Closing pursuant hereto. Each instrument and document to be delivered at the Closing, the form of which is not attached to this Agreement as an exhibit, shall be consistent with the applicable provisions of this Agreement, shall be in the form or contain the information or provisions provided for in this Agreement and shall otherwise be reasonably satisfactory in form and substance to Seller and Buyer.

         10. Closing Prorations and Adjustments. The following are to be adjusted and prorated between Seller and Buyer as of 11:59 P.M. on the day preceding the Closing Date (the "Apportionment Date"), and the net amount thereof shall be added to (if such net amount is in Seller's favor) or deducted from (if such net amount is in Buyer's favor) the payment required pursuant to
Section 2:

                                   (a)  Personal  property  taxes,  assessments,
water and sewer rents and charges, utility fees and charges, and all other fees, taxes and charges relating to or payable in connection with the use, occupancy, repair and maintenance, ownership and operation of the Project, shall be adjusted and prorated on the basis of the fiscal year for which assessed, or the fiscal period covered by the appropriate invoice, bill or statement, or based on the most recently available meter reading therefor. Metered utility charges for the period from the last reading date prior to the Closing Date through the day before the Closing Date shall be apportioned on the basis of such last reading, but shall be reapportioned according to actual charges promptly after the first reading following the Closing Date. Unmetered water charges shall be apportioned on the basis of the charges therefor for the same period in the preceding calendar year, but applying the current rate thereto.

                          (b) Rents and other  sums and  charges  (collectively,
"Rents") paid or payable by Tenants under the Tenant Leases shall be adjusted and prorated to the extent paid by said tenants as of the Closing Date. Any amount collected by Buyer or Seller after the Closing from tenants who owed Rents for periods prior to the Closing shall be applied (i) first in payment of Rents due for the period on or after the Closing Date, and (ii) second, in payment of Rents due for the period before the Closing Date. Each such amount, less any costs of collection (including reasonable counsel fees) reasonably allocable thereto, shall be adjusted and prorated as provided above, and the party who receives such amount shall promptly pay over to the other party the portion thereof to which it is so entitled. Buyer shall use commercially reasonable efforts to collect all such past due Rents from tenants, and shall bill tenants, who owe Rents for periods prior to the Closing, on a monthly basis following the Closing Date until amounts due are paid or such earlier date on which Buyer ceases all billings to the tenant in question due to the expiration or early termination of the subject Tenant Lease. Seller shall notify Buyer promptly after a Seller receives any payment of Rents after the Closing. Any payment by a tenant in an amount less than the full amount of Rents then due and payable by such tenant shall be applied to Rents collectively in the same order of priority as to time periods as is set forth in this section (c). Based upon Buyer's review of the Rent Roll and the list of delinquent tenants, Buyer shall inform Seller prior to the expiration of the Due Diligence Period which tenants, if any, Seller shall be required to evict prior to Closing. Notwithstanding anything contained herein to the contrary, provided the lease between Seller and Ralph Novarro and/or South Florida Yachts is in good standing as of the Closing Date and continues to be in good standing thereafter with no late rent payments, Seller shall have the right to collect up to $100,000 in past due rent directly from said tenant. Seller shall collect the past due rent at its sole risk and shall not have any right to enforce the terms of the lease (i.e. eviction rights) against said tenant after Closing.

                          (c) Any Lease Security held by a Seller, together with
accrued interest thereon wherever interest is provided for in the applicable Tenant Leases or by law; provided, that any transferable non-cash security deposits made by tenants shall be delivered to Buyer at the Closing, together with such instruments of transfer as may be necessary to enable Buyer to succeed to Seller's rights thereunder. Buyer shall indemnify and hold Seller harmless from and against all claims by, and liabilities to, any tenants pertaining to the application or return of the Lease Security paid over to Buyer or for which Buyer receives a credit against the Purchase Price.

                          (d)   Charges   and   transferable    deposits   under
transferable assumed Operating Contracts. Buyer shall pay the termination fee for any Operating Contracts it elects not to assume if such agreements contain commercially reasonable terms or if such agreements are with non-affiliates of any Seller or of their respective principals. Seller shall pay any termination fees for any Operating Contracts not assumed by Buyer that contain commercially unreasonable terms or are with affiliates of any Seller or of their respective principals.

                          (e) The Purchase Price  includes all food,  beverages,
cleaning and other restaurant supplies located at the Project at no additional charge. To the extent that the inventory is insufficient as of the Closing Date to continue the routine operations of the Raw Bar Space without interruption, Seller shall reimburse the Buyer for all inventory costs incurred by Buyer to achieve such level as of the Closing Date.

                                   (f)  Any  funds   remaining  in  vending  and
telephone machines shall be cleared by Seller prior to the Closing and such amounts retained by Seller. Seller shall retain all accounts receivable and accounts payable as of the Closing Date. Seller shall also remove all cash from any cash registers and safes at the Project on the Closing Date.

                                   (g) All closing and other  transaction  costs
shall be paid as follows: Seller shall be responsible for the payment of: (i) all documentary stamp taxes and surtaxes due if any, (ii) the cost of the Survey to Buyer, (iii) the cost to record any title curative instruments, and (iv) all of Seller's attorneys fees and costs. Buyer shall be responsible for the payment of: (i)the cost of recording the Assignment of the Master Lease Documents or Memoranda with respect thereto, (ii) all costs associated with Buyer's due diligence regarding the Project, (iii) any documentary stamp taxes and intangible taxes associated with any financing of the Purchase Price, (iv) Buyer's attorneys fees and costs, and (v) the cost of any title insurance policy.

To expedite the closing process, the parties may use the last day of the month immediately prior to Closing Date to calculate the estimated apportionment of certain items and within 60 days after Closing the parties shall re-prorate such items as of the Apportionment Date and pay any necessary adjustments. Any income received or expense incurred by a Seller or Buyer with respect to the Project after the Closing shall be promptly allocated in the manner described herein, and the parties shall promptly pay or reimburse any amount due. Within ten (10) days after a request by either party, made not later than one year after the Closing, accompanied by a statement in reasonable detail establishing (based on information becoming available after the Closing or the discovery of errors in the prorations made at Closing) that such party is entitled to a credit under this Section 9 that was not accounted for at Closing, the other party shall pay such credit (net of any such credit to which such other party may then be entitled) to the requesting party pursuant to the payment obligations set forth in this Section 9. The provisions of this Section 9 shall survive the Closing.

         11. Assignment. Seller shall not have any right to assign this Agreement. Buyer may assign this Agreement without need to first obtain consent from Seller however the consent of both Buyers shall be required. Seller further acknowledges that Buyer may elect to have Seller assign the Acquired Assets to various entities affiliated with any Buyer and Seller shall reasonably cooperate in connection therewith.

         12. Indemnification. The Seller, jointly and severally, shall indemnify and hold Buyer harmless from and against the following:

                  12.1 Any and all losses, costs, liabilities, damages or deficiencies resulting from: (a) any misrepresentation, breach or failure of any warranty; or (b) not fulfilling any agreement, covenant or undertaking of the Seller, or any of them or (c) any failure of the Settlement Agreement or any lawsuit by any party to the Second Amended Shareholders' Agreement against any of Buyer, its affiliates or its principals, and any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to any of the foregoing including, but not limited to, reasonable attorneys' fees at all levels of trial, on appeal and in bankruptcy.

                  12.2 Any and all losses, costs, liabilities or damages arising out of or resulting from Seller's breach or failure of the representations set forth herein or from Seller's ownership, operation or administration of the rights sold hereunder prior to the Closing Date, and any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to any of the foregoing including, but not limited to, reasonable attorneys' fees at all levels of trial, on appeal and in bankruptcy.

                  12.3 Any taxes, charges, fees, interest or penalties relating to or arising out of the breach of the representations contained herein or out of the failure of Seller to pay or accrue any taxes attributable to periods prior to the Closing Date not paid as of the Closing Date; and any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to any of the foregoing including, but not limited to, reasonable attorneys' fees at all levels of trial, on appeal and in bankruptcy.

The provisions of this Section 12 shall expressly survive the Closing.

                  13. Brokerage Commission. Seller and Buyer each represent and warrant to the other than neither of them has employed any real estate or other broker in connection with this transaction. Seller hereby agrees to defend, indemnify and hold harmless Buyer from and against . any claim by third parties arising by, through, or under Seller, for brokerage, commission, finders or other fees relative to this Agreement for the sale of the Acquired Assets, and any court costs, attorneys' fees, or any other costs or expenses arising therefrom. Buyer hereby agrees to defend, indemnify, and hold harmless Seller from and against any claim by third parties arising by, through, or under Buyer, for brokerage, commission, finders' or other fees relative to this Agreement for the sale of the Acquired Assets, and any other costs, attorneys' fees, or, any other costs or expenses arising therefrom. The provisions of this Section 13 shall survive the Closing.

         14. Notices. Any notice provided or permitted to be given under this Agreement must be in writing and may be served by, (i) overnight courier service, addressed to the party to be notified, postage prepaid (ii) by delivering the same in person to such party; or (iii) by telecopier provided the sender obtains a confirmation of successful transmission. Notice given in accordance with option (i) shall be effective upon actual delivery by overnight courier service, and notice given in any other manner shall be effective only upon receipt at the address of the addresses. For purposes of notice, the addresses and telecopy numbers of Seller and Buyer are as follows:

To Seller:          Stephen J. Kneapler, President
                    120 San Souci Drive
                    Coral Gables, Florida 33133
                    Facsimile: 305-285-4299

With a copy to:                     Fernando S. Aran, Esq.
                                    Aran Correa & Guarch, P.A.
                                    710 South Dixie Highway
                                    Coral Gables, Florida 33146
                                    Facsimile: 305-665-2250

To Buyer:                           Bayshore Landings, LLC
                                    c/o RCI Group
                                    300 Alton Road, Suite 303
                                    Miami Beach, Florida 33139
                                    Attention: Robert W. Christoph
                                    Facsimile: 305-673-5995

With a coy to:                      HMG/Bayshore LLC
                                    1870 S. Bayshore Drive
                                    Coconut Grove, Florida 33133
                                    Attention: Larry Rothstein, President
                                    Facsimile: 305-856-7342

With copy to:                       Suzanne M. Amaducci, P.A.
                                    Bilzin Sumberg Baena Price & Axelrod LLP
                                    200 South Biscayne Boulevard, Suite 2500
                                    Miami, Florida 33131
                                    Facsimile: 305-351-2207


If to Escrow Agent:                 Suzanne M. Amaducci, P.A.
                                    Bilzin Sumberg Baena Price & Axelrod LLP
                                    200 South Biscayne Boulevard, Suite 2500
                                    Miami, Florida 33131
                                    Facsimile: 305-351-2207



         15. Governing Law; Venue; Jury Trial Waiver. This Agreement shall be governed by and construed and enforced in accordance with, the laws of the State of Florida. Any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement shall be litigated only in courts having a situs within Miami-Dade County, State of Florida. Buyer and Seller hereby waive their respective rights to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Agreement, whether arising in contract, tort or otherwise.

         16. Destruction, Damage or Taking Before Closing. It at any time prior to the Closing, any portion of the Leased Premises, Acquired Assets and/or the Project is destroyed or damaged as a result of fire or any other cause whatsoever, or becomes subject to condemnation or eminent domain proceedings, Seller shall promptly give notice thereof to Buyer, and Buyer shall have fifteen
(15) days after such notice in which to either: (1) accept the assignment of the

Master Lease Documents, and/or Acquired Assets as applicable in their respective destroyed and/or damaged condition, or subject to such condemnation or eminent domain proceedings, by giving written notice thereof to Seller, in which event at Closing Seller shall assign to Buyer all proceeds of insurance or condemnation awards for such damage or condemnation with no reduction or abatement in the Purchase Price; or (ii) terminate this Agreement by giving notice to such effect to Seller, and upon the giving of such notice to Buyer, the Escrow Agent shall promptly return Escrow Deposit to Buyer.

         17. Radon Gas. Pursuant to Fla. Stat. 404.056, the following disclosure is made:

         RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantifies, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         18. Construction; Entire Agreement; Invalid Provisions. The headings of the Sections contained in this Agreement are for convenience only and shall not be taken into account in determining the meaning of any provision of this Agreement. This Agreement and any documents delivered pursuant hereto shall be construed without regard to the identity of the person who drafted the various provisions thereof, and each and every provision of this agreement and such other documents shall be construed as though all parties hereto had participated equally in the drafting thereof, so that any rule of construction that a document is to be construed against the drafting party shall not be applicable. This Agreement (including the Exhibits and Schedules hereto) is the entire agreement Seller and Buyer concerning the sale of the Acquired Assets and no modifications hereof or subsequent agreement relative to the subject matter hereof shall be binding on either party unless reduced to writing and signed by the party to be bound. This Agreement supersedes all prior agreements, discussions and conversations between the parties relating to the Project. Except for the representations, warranties and covenants expressly contained in this Agreement. If any provisions of this Agreement (except the provisions relating to Seller's obligations to convey the Acquired Assets and Buyer's obligation to pay the Purchase Price, the invalidity of either of which shall cause this Agreement to be null and void) is held to be illegal, invalid of unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision bad never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision of by its severance from this Agreement.

         19. Recordation. This Agreement or a memorandum of this Agreement may be recorded at the option of either party.

         20. Attorney's Fees. In the event of litigation between the parties in connection with the Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs from the non-prevailing party. The obligation in the immediately preceding sentence shall survive any termination of this Agreement or this Closing as a surviving obligation.

         21. Confidentially. Both Seller and Buyer covenant and agree not to disclose the terms or existence of this Agreement to any person or entity, other than to their respective attorneys and other representatives, and to certain third parties such as bankers, tenants, the City and others with whom they must communicate in order to consummate the proposed transaction, unless compelled by law.

         22. Time is of the Essence. Time is of the essence in this Agreement.

         23. Management Agreement. At closing, the Buyer and Stephen Kneapler or an entity owned and controlled by him shall execute the Management Agreement in the form attached hereto as Exhibit "E" ("Management Agreement")

         24. No Third Party Beneficiaries. The provisions contained in this Contract are for the sole benefit of the parties to this Agreement and for the successors and assigns, if any, of Buyer and shall not give rise to any rights by or on behalf of anyone other than such parties.

         25. Relationship of Parties. Nothing contained in this Agreement or in the activities contemplated hereby shall be construed to create the relationship of principal and agent, partnership, joint venture, trust, tenants in common or any other relationship between the parties hereto other than separate and distinct entities dealing at arm's length as Seller and Buyer, respectively, for their own separate interests and benefit.

         26. Improvements. Buyer hereby agrees that it shall invest at least $3,000,000 in connection with making improvements to the Project after Closing.

         27. I-Dine. Seller hereby discloses that it is a party to an agreement with I-Dine that has a 60 day termination period. Seller shall cancel its agreement with I-Dine as of the Closing Date and, notwithstanding anything to the contrary in Section 10(d) or elsewhere in this Agreement Seller shall pay any and all termination fees, penalties, charges and the like with respect to the I-Dine agreement at Closing. At Closing $25,000.00 shall be held in escrow by Escrow Agent to pay for any I-Dine charges that may be assessed after Closing or against Buyer. Seller shall remain liable for all I-Dine charges even if the escrow amount is insufficient to pay for I-Dine charges.

         28. Trademarks and Other Rights. Hocus-Pocus hereby grants to Buyer the right to use the Trademarks and Other Rights on a non-exclusive basis for the term of the Master Lease and any extension thereof. Hocus-Pocus hereby acknowledges that it has received $100.00 as express consideration for such grant. Hocus Pocus further acknowledges that the Trade Marks and Other Rights are freely assignable to any lender of Buyer or any third party in connection with its use of the Raw Bar Space. Hocus Pocus shall execute any reasonable documentation necessary in connection therewith. Buyer's continued right to use the Trade Marks and Other Rights shall be conditioned upon Buyer maintaining menu items, prices and food quality substantially similar to other Monty's Raw Bars in Miami-Dade County, Florida; however Buyer can add up to 30% additional items to the menu ("Operating Covenant"). In order to assist Buyer in complying with the Operating Covenant Hocus Pocus shall provide Buyer with written notice of any change in the menu items and Buyer shall have 30 days to implement such change. For so long as Stephen J. Kneapler or a company owned or controlled by him operates the Raw Bar Space pursuant to the Management Agreement or other agreement the foregoing condition shall be deemed to meet the Operating Covenant. The failure to meet the Operating Covenant shall be grounds for Seller revoking its grant provided in this Section 28 after notice and expiration of a 30-day period of time to cure. The Seller's decision to revoke such rights for failure to meet the Operating Covenant shall be subject to challenge by the Buyer whose remedy shall be to submit the dispute to a panel of three arbitrators of the American Arbitration Association (the "AAA") in accordance with AAA Rules and the decision shall be final and binding. Each party will select one arbitrator (the "Party Arbitrators") and the Party
Arbitrators will select the third arbitrator. The fees of the AAA for the arbitration and the fees of the third arbitrator shall be shared equally. Each party shall pay its Party Arbitrators' fees and its own attorney's fees and costs. The provisions of this Section 28 shall survive the Closing.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates shown below.

WITNESSES:                                                             SELLER:

                                                                       BAYSHORE RESTAURANT MANAGEMENT
                                                                       CORP., a Florida corporation
/s/ Wanda Hemmingway
----------------------------------------------                         By: /s/ Stephen J. Kneapler       5/12/04
Name: Wanda Hemmingway                                                     ---------------------------------------------------
-------------------------------------------------                          Stephen J. Kneapler, President

/s/ Carlos Camarotti
----------------------------------------------                         Date: 5/12/04
Name: Carlos Camarotti                                                       ---------------------------------------------------
      -------------------------------------------

                                                                       MONTY'S IN THE GROVE, INC., a Florida
                                                                       corporation
/s/ Wanda Hemmingway
----------------------------------------------                         By:  /s/ Stephen J. Kneapler    5/12/04
Name: Wanda Hemmingway                                                      ---------------------------------------------------
      -------------------------------------------                             Stephen J. Kneapler, President

/s/ Carlos Camarotti
----------------------------------------------                         Date: 5/12/04
Name: Carlos Camarotti                                                       ---------------------------------------------------
      -------------------------------------------

                                                                       HOCUS-POCUS, INC., Florida corporation
/s/ Wanda Hemmingway
----------------------------------------------                         By:  /s/ Stephen J. Kneapler      5/12/04
Name: Wanda Hemmingway                                                      ---------------------------------------------------
      -------------------------------------                                 Stephen J. Kneapler, President

/s/ Carlos Camarotti
----------------------------------------------                         Date: 5/12/04
Name: Carlos Camarotti                                                       ---------------------------------------------------
      -------------------------------------------

                                                                       BUYER:

                                                                       BAYSHORE LANDINGS, LLC, a Florida limited
                                                                       liability company

/s/ Robert W. Christoph                                                By: /s/ Robert W. Christoph
------------------------------------------------                           ---------------------------------------------------
Name: Robert W. Christoph                                                  Robert W. Christoph, Manager

/s/ Rudolph F. Rodriguez                                               Date: May 12, 2004
------------------------------------------------                             ---------------------------------------------------
Name: Rudolph F. Rodriguez


                                       25



                                                                       HMG BAYSHORE, LLC., a Florida limited
                                                                       liability company
/s/ Wanda Hemmingway
----------------------------------------------                         By:   /s/ Larry Rothstein
Name: Wanda Hemmingway                                                       ---------------------------------------------------
      ----------------------------------------                               Larry Rothstein, President

/s/ Carlos Camarotti
----------------------------------------------                         Date: 5/12/04
Name: Carlos Camarotti                                                       ---------------------------------------------------
      ----------------------------------------


                                     JOINDER
                                     -------

         The undersigned hereby executes this joinder to confirm the accuracy of Recitals A, B, C. D and G of the Agreement to which this joinder is attached and to confirm its obligations to deliver the executed documents required by Sections 3.1 and 9.1(q) thereof, in form and content reasonably acceptable to Buyer, for $100.00 of the Purchase Price set forth in the Agreement.

                           GROVE MARINA MARKET, LTD., a Florida
                           limited partnership

                           By: Grove Marina Market, Inc., a Florida
                           corporation, its general partner

                           By: /s/ Juan T. O'Naghten
                           -----------------------------------------
                           Juan T. O'Naghten, President
                           Date: May 19, 2004

The undersigned, being all of the partners of Grove Marina Market, Ltd. hereby consent to the foregoing joinder and the actions required thereunder.

                           GENERAL PARTNER
                           (owner of 1% ownership interest)

                           GROVE MARINA MARKET, INC.

                           By: /s/ Juan T. O'Naghten
                           ---------------------------------------------
                           Juan T. O'Naghten, President

                           Date: May 19, 2004

                           LIMITED PARTNER:
                           (owner of 99% ownership interest)

                           AVIATION RESTAURANT INVESTMENT,
                           INC.

                           By: /s/ Juan T. O'Naghten
                           ------------------------------------------------
                           Juan T. O'Naghten, President

                           Date: May 19, 2004

                               JOINDER AND CONSENT
                               -------------------

         The undersigned, being the sole shareholder of Bayshore Restaurant Management Corp. and Monty's in the Grove, Inc. hereby executes this joinder to consent to and confirm its obligations under Sections 3.7 and 9.1(s) of the Agreement to which this joinder is attached.

Witnesses:                                 MONTY'S HOLDINGS, INC., a Florida
                                           corporation

/s/ Tamra Rae Jenkins                      by: /s/ Stephen J. Kneapler
-------------------------------------      -------------------------------------
Name: Tamra Rae Jenkins                    Stephen J. Kneapler, President

/s/ Daniel Stern                           Date: 5/12/04
-------------------------------------      -------------------------------------
Name: Daniel Stern

                               JOINDER AND CONSENT
                               -------------------

         The undersigned, being all of the shareholders of Hocus Pocus, Inc., hereby consent to the obligations of Hocus Pocus, Inc. in Section 28 of the Agreement to which this joinder is attached, and agree to cause Hocus Pocus, Inc. to comply with its obligations thereunder for $100.00 of the Purchase Price set forth in the Agreement.

Witnesses:

/s/ Tamra Rae Jenkins                   /s/ Stephen J. Kneapler 5/12/04
----------------------------------      ----------------------------------------
Name: Tamra Rae Jenkins                 Stephen J. Kneapler (owns 50% interest)

/s/ Daniel Stern
----------------------------------
Name: Daniel Stern

/s/ Tamra Rae Jenkins                   /s/ Monty Trainer 5/12/04
----------------------------------      ----------------------------------------
Name: Tamra Rae Jenkins                 Monty Trainer (owns 50% interest)

/s/ Daniel Stern
----------------------------------
Name: Daniel Stern

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT
                               FOR CERTAiN ASSETS

         This First Amendment to Purchase. and Sale Agreement for Certain Assets The ("Amendment") is entered into as of this 1st day of June 2004 by and among BAYSHORE RESTAURANT MANAGEMENT CORP., a Florida corporation ("Bayshore"), MONTY'S IN THE GROVE, INC., a Florida corporation, f/k/a, Terremark Stone Crabs, Inc. ("Monty's Upstairs") and HOCUS-POCUS, INC., a Florida corporation (`Hocus-Pocus") (Bayshore, Upstairs and Hocus-Pocus are sometimes collectively referred to herein as, "Seller"), and BAYSHORE LANDINGS, LLC, a Florida limited liability company ("Landings"), its successors and/or assigns and HMG BAYSRORE, LLC. a Florida limited liability company ("HMG", its successors and/or assigns and together with Landings, collectively, "Buyer").

                                    RECITALS

         A. On or about May 24, 2004 Seller and Buyer entered into that certain Purchase and Sale Agreement for Certain Assets ("Agreement") whereby Buyer has the right to purchase from Seller certain assets more particularly described in the Agreement.

         B. Seller and Buyer desire to modify the Agreement as specifically set forth herein.

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  Recitals.   The  above  recitals  are  true  and  correct  and  are
incorporated herein by reference.


         2. Effective Date. The parties hereby stipulate that the Effective Date of the Agreement is June 1, 2004.

         3. Due Diligence Period. The Due Diligence Period shall commence upon Buyer's receipt of all other documents referenced in Section 4 of the Agreement and the Seller's deliver to Buyer of complete Schedules for Schedules 7.2, 7.4, 7.6, 7. 10 and 7.16 of the Agreement and any other incomplete schedules referenced therein. The parties acknowledge that the Seller has received some due diligence materials but that the information provided is incomplete and the information has been received piecemeal. Buyer shall prepare one package of Due Diligence materials for the Seller to pick up ('Due Diligence Package"). Upon Buyer's receipt of the Due Diligence Package the Due Diligence Period shall begin and the Buyer shall provide written confirmation to Seller of the date that the Due Diligence Period began. If the Buyer discovers that materials are missing from the Due Diligence Package, the Buyer shall promptly provide written notice oft he missing items to Seller and the Due Diligence Period shall be extended the same number of days it takes the Seller to deliver the missing due diligence documents set forth in the Buyer's notice to Buyer.

         4. Conditions Precedent.

         a. Submerged Land Leases. To date the seller has not delivered to the Buyer a copy of the Tenant Submerged Land Lease (as defined in Recital G) and the Buyer's as consultants have not been able to obtain a copy of it from the public records. In the event that it is determined that the Tenant Submerged Land Lease (or a submerged land lease for the portion of the submerged land within the Lease Premises and any additional lans where docks surrently exisr on submerged land that is not owned by the City) does not existm as a condition precendent to Closing, the seller shall obtain a submerged land lease for at least the term of the Lease and upon such economic terms acceptable to Buyer in its sole and absolute discretion.


         5 . Outside  Closing Date. The term Outside  Closing Date as defined in
Section 9 of the Agreement shall be changed from August 15, 2004 to September 15, 2004.

         6. Post Closing Escrow. Seller hereby unconditionally and irrevocably guarantees to Buyer the truth and accuracy or the representations and warranties contained herein, the Seller's obligations under the Agreement, and the indemnification obligations under Section 12 of the Agreement (collectively, "Guaranteed Obligatons") At Closing $300,000 of the Purchase Price (`Escrow Amount") shall be placed in escrow with the Escrow Agent for two years to secure the Guaranteed Obligations. The Post C1osing provisions of Exhibit "B" to the Agreement. Holdings hereby agrees to indemnify and hold harmless Buyer from and against the matter set forth in Section 12 of the Agreement and that the Escrow Amount may be used by Buyer to satisfy any of Holdings's obligations hereunder.

         7. Counterparts. This Amendment may be executed in any number of counterparts each of which when taken together shall constitute one complete document. Facsimile signature may be deemed sufficient to expedite the execution hereof.


         8. Reaffirmation. Except as specifically set forth herein, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.

                           (Signatures on next page)



         IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the day and year first written above.

WITNESSES                                             SELLER

                                                      BAYSHORE RESTAURANT MANAGEMENT CORP.,
                                                      a Florida corporation
/s/ Sandra C. Ovando
------------------------------------
Name:  SANDRA C. OVANDO                               By:
------------------------------------                  ----------------------------------
                                                      Stephen J. Kneapler, President

Name: Leanne I. Trigoura                              Date:      06/01/04

                                                      MONTY'S IN THE GROVE, INC.,
                                                      a Florida Corporation
/s/ Sandra C. Ovando
------------------------------------
Name:  SANDRA C. OVANDO                                 By:
------------------------------------                  ----------------------------------
                                                      Stephen J. Kneapler, President

Name: Leanne I. Trigoura                              Date:      06/01/04

                                                      HOCUS-POCUS, INC., Florida corporation

/s/ Sandra C. Ovando
------------------------------------
Name:  SANDRA C. OVANDO                                 By:
------------------------------------                  ----------------------------------
                                                      Stephen J. Kneapler, President

Name: Leanne I. Trigoura                              Date:      06/01/04

                                                      BUYER:

                                                      BAYSHORE LANDINGS, LLC, a Florida limited
                                                      Liability company

/s/ Sandra C. Ovando
------------------------------------
Name:  SANDRA C. OVANDO                               By:
------------------------------------                  ----------------------------------
                                                      Robert W. Christoph, Manager

Name: Leanne I. Trigoura                              Date:      June 1, 2004








                                                            HMG BAYSHORE, LLC, a Florida limited
                                                            Liability company
/s/ Lynette Bonitez
-----------------------------------
Name:  LYNETTE BONITEZ                                      By:
------------------------------------                        ----------------------------------
                                                            Larry Rothstein, President
/s/ Keith W. Crane
-----------------------------------
Name: Keith W. Crane                                        Date:      06/01/04


                                     JOINDER
                                     -------

         Monty's Holdings, Inc. hereby executes this joinder acknowledge its obligations under Sections 4(a) and 6 of the Amendment to which this joinder attached.

                                                     MONTY'S HOLDINGS, INC.,
                                                     Florida corporation

/s/ Sandra C. Ovando
------------------------------------
Name:  SANDRA C. OVANDO                        By:------------------------------
                                                  Stephen J. Kneapler, President

                                               Date:    06/01/04

------------------------------------
Name:
     -------------------------------

         SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT FOR CERTAIN ASSETS

         This Second Amendment to Purchase and Sale Agreement for Certain Assets ("Amendment") is entered into as of this 13 day of July 2004 by and among BAYSHORE RESTAURANT MANAGEMENT CORP., A florida corporation ("Bayshore"), MONTY'S IN THE GROVE, INC., a Forida corporation, f/k/a, Terremark Stone Crabs, Inc. ("Monty's Upsatirs"), and HOCUS-POCUS, INC, a Florida corporation ("Hocus-Pocus") (Bayhsore, Upstairs and Hocus-Pocus are sometimes collectively referred to herein as, "Seller"), and BAYSHORE LANDINGS, LLC, a Forida limited liability company ("Landings"), its successors and/or assigns and together with Landings, collectively, "Buyer").

                                    RECITALS

         A. On or about May 24, 2004 Seller and Buyer entered into that certain Purchase and Sale Agreement for Certain Assets whereby Buyer has the right to purchase from Seller certain assets more particularly describes therein, which Agreement was amended by virtue of that certain First Amendment to Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated as of June 1, 2004 (as modified, the "Agreement")

         B  Seller  and  Buyer  desire  to  modify  the  Agreement   further  at
specifically set forth herein.

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ther parties herefo agree as follows:

         1.  Recitals.   The  above  recitals  are  true  and  correct  and  are
incorporated  herein by reference.

         2. Due Diligence Period. The Due Diligence Period is hereby extended until July 26, 2004.

         3. Submerged Land Leases. The parties have determined that the Tenant Submerged Land Lease (as defined in Recital G of the Agreement) does not exist, never did exist and is not appropriate. Therefore the requirement to deliver the Tenant Submerged Land Lease at Closing is hereby deleted. Notwithstanding the foregoing, the parties acknowledge that as a condition precent to Closing, a submerged land lease is required between the State of Florida, Trustees of the Internal Improvement Fund, and the City for that portion of the submerged land in the Project commonly known as "Parcel C-2" (the "Parcel C-2 Submerged Land Lease"). Seller shall deliver to Buyer a fully executed copy of the Parcel C-2 Submerged Land Lease at least 10 days before Closing. The terms and conditions of the Parcel C-2 Submerged Land Lease as well as any payments or other monetary or other concessions the City may require of the Buyer as a result of obtaining the Parcel C-2 Submerged Land Lease must be acceptable to Buyer in its sole and absolute discretion.

         4. Waiver of Deed Restrictions. The parties acknowledge that waivers of existing deed restrictions (collectively, the "Waivers") eith respect to that portion of the Project commonly know as Parcel 5, Parcels A-2 and Parcel B-2 are required as a condition precedent to Closing."). Seller shall deliver to Buyer a fully executed copy of the Waivers at least 10 days prior to Closing. The terms and conditions od the Waivers as wekk as any payments or other monetary or other concessions the City may require of the Buyer as a result of obtaining the Waivers must be acceptable to Buyer in its sole and absolute discretion.


         5.  Purchase  Price.   The  Purchase  Price  is  hereby   increased  to
$18.649.807.48.

         6. Counterparts. This amendment may be executed in any number of counterparts each of which when taken together shall constitute one cpmplete document. Facsimile signature may be deemed sufficient to expedite the execution hereof.

         7. Reaffirmation. Except as specifically set forth herein, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.

                           (Signatures on next page)



         IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the day and year first written above.

WITNESSES                                                     SELLER

                                                            BAYSHORE RESTAURANT MANAGEMENT CORP., a Florida
                                                            corporation

Name:  STEPHANIE WHITNEY                                    By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President

-----------------------------------
Name: John Queen                                            Date:      07/15/04

                                                            MONTY'S IN THE GROVE, INC., a Florida Corporation

Name:  STEPHANIE WHITNEY                                      By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President

-----------------------------------
Name: John Queen                                            Date:      07/15/04

                                                            HOCUS-POCUS, INC., Florida corporation

Name:  STEPHANIE WHITNEY                                      By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President


-----------------------------------
Name: John Queen                                            Date:      07/15/04






                                                            BUYER:

                                                            BAYSHORE LANDINGS, LLC, a Florida limited     Liability
                                                            company

Name:  Robert W. Christoph                                  By:
------------------------------------                        ----------------------------------
                                                            Robert W. Christoph, Manager

Name: RUDOLPH F. RODRIGUEZ                                  Date:      07/15/04
------------------------------------                        ----------------------------------


                                                            HMG BAYSHORE, LLC, a Florida limited Liability company

Name:  RUDOLPH F. RODRIGUEZ                                 By:
------------------------------------                        ----------------------------------
                                                            Larry Rothstein, President
------------------------------------
Name: RHONDA RUBIN                                          Date:      07/15/04



                               THIRD AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT
                               FOR CERTAIN ASSETS

         This Third Amendment to Purchase and Sale Agreement for Certain Assets ("Amendment") is entered into as of this ____day of July 2004 by and among
BAYSHORE RESTAURANT MANAGEMENT CORP., a Florida corporation ("Bayshore"), MONTY'S IN THE GROVE, INC., a Florida corporation, f/k/a, Terremark Stone Crabs, Inc. ("Monty's Upstairs"), and HOCUS-POCUS, INC., a Florida corporation ("Hocus-Pocus") (Bayshore, Upstairs and Hocus-Pocus are sometimes collectively referred to herein as, "Seller"), and BAYSHORE LANDINGS, LLC, a Florida limited liability company ("Landings"), its successors and/or assigns and HMG BAYSHORE, LLC, a Florida limited liability company ("11MG", its successors and/or assigns and together with Landings, collectively, "Buyer").

                                    RECITALS

         A. On or about May 24, 2004 Seller and Buyer entered into that certain Purchase and Sale Agreement for Certain Assets whereby Buyer has the right to purchase from Seller certain assets more particularly described therein, which Agreement was amended by virtue of that certain First Amendment to Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated as of June 1 , 2004 and that Second Amendment to Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated as of July 13, 2004 (as modified, the "Agreement")

         B. Seller and Buyer desire to modify the Agreement further as specifically set forth herein. S

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1 . Recitals. The above recitals are true and correct and are incorporated herein by reference.


         2. Due Diligence Period. The Due Diligence Period is hereby extended until July 30, 2004 at 5:00 PM.

         3. Counterparts. This Amendment may be executed in any number of counterparts each of which when taken together shall constitute one complete document. Facsimile signature may be deemed sufficient to expedite the execution hereof. S

         4. Reaffirmation. Except as specifically set forth herein, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.


                            (Signatures on next page)



         IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the day and year first written above.

WITNESSES                                                     SELLER

                                                            BAYSHORE RESTAURANT MANAGEMENT CORP., a Florida
                                                            corporation

Name:  PAUL PAGET                                           By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President
------------------------------------
Name: Ralph Navarro                                         Date:      07/26/04

                                                            MONTY'S IN THE GROVE, INC., a Florida Corporation

Name:  PAUL PAGET                                             By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President

------------------------------------
Name: Ralph Navarro                                         Date:      07/26/04

                                                            HOCUS-POCUS, INC., Florida corporation

Name:  PAUL PAGET                                             By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President


------------------------------------                        ----------------------------------
Name: Ralph Navarro                                         Date:      07/26/04




BUYER:

                                                            BAYSHORE LANDINGS, LLC, a Florida limited     Liability
                                                            company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Robert W. Christoph, Manager

Name:                                                       Date:
------------------------------------                        ----------------------------------


                                                            HMG BAYSHORE, LLC, a Florida limited Liability company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Larry Rothstein, President

Name: WANDA HEMMINGWAY                                      Date:      07/26/04
------------------------------------                        ----------------------------------





                                                            BUYER:

                                                            BAYSHORE LANDINGS, LLC, a Florida limited
                                                            Liability company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Robert W. Christoph, Manager

Name:                                                       Date:      8/3/2004
------------------------------------                        ----------------------------------


                                                            HMG BAYSHORE, LLC, a Florida limited
                                                            Liability company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Larry Rothstein, President

Name:                                                       Date:
------------------------------------                        ----------------------------------



                               FOURTH AMENDMENT TO
                           PURCRASE AND SALE AGREEMENT
                               FOR CERTAiN ASSETS

         This Fourth Amendment to Purchase and Sale Agreement for Certain Assets ("Amendment") Is entered into as of this 20th day of July 2004 by and among BAYSMORE RESTAURANT MANAGEMENT CORP., a Florida corporation, f/k/a, Terremark Stone Crabs, Inc. (Monty's Upstairs"), and ("Bayshore"). MONTY'S IN THE GROVE. INC., a Florida corporation~ f/k/a, and HOCUS-POCUS, INC., a Florida corporation ("Hocus-Pocus") (Bayshore, Upstairs and Hocus-Pocus are sometimes collectively referred to herein as, "Seller"), and BAYSHORE LANDINGS, LLC, a Florida limited liability company ("Landings"), its successors and/or assigns and HMG BAYSHOR.E, LLC, a Florida limited liability company ("HMG", its successors and/or assigns and together with Landings, collectively, "Buyer").

                                    RECITALS

         A On or about May 24, 2004 Seller and Buyer entered into that certain Purchase and Sale Agreement for Certain Assets whereby Buyer has the right to purchase from Seller certain assets more particularly described therein, which. Agreement was amended by virtue of that certain First Amendment to Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated as of June 1, 2004 that Second Amendment to Purchase and Sale Aggrement for Certain Assets between the Buyer and Seller dated as of July 13, 2004; and that Third Amendment to Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated as of July 26, 2004 (as modified, the "Agreement")

         B  Seller  and  Buyer  desire  to  modify  the  Agreement   further  as
specifically set forth herein.

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and.sufficiency .of which.are hereby acknowledged, the parties hereto agree as follows:

         1.  Recitals.   The  above  recitals  are  true  and  correct  and  are
incorporated herein by reference.


         2. Due Diligence Period. The Due Diligence Period is hereby extended until August 6, 2004 at 5:00 PM.

         3. Closing Date. Despite the extension of the Due Diligence Period Buyer acknowledges that it is using reasonable attempts to close the transaction by August 13, 2004; however this acknowledgement shall not modify the express terms of the Agreement.

         4. Environmental Issues. Seller shall be obligated to close any exiting monitoring wells located at the Project In accordance with all applicable law and regulations and provide to Buyer written confirmation thereof from the applicable governmental entity or agency at least three(3) business days prior to Closing.

         5. Use of Monty's Trademarks. For clarification purposes only, the rights granted in Section 28 of the Agreement shall include but not be limited to the sale of merchandise (e.g. hats, t-oshirts, glasses). The provisions of this Section shall survive Closing.

         6. Counterparts. This Amendment may be executed in any number of counterparts each of which when taken together shall constitute one complete document. Facsimile signature may be deemed sufficient to expedite the execution hereof.

         7. Reaffirmation. Except as specifically set forth herein, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.


                            (Signatures on next page)



         IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the day and year first written above.

WITNESSES                                                     SELLER

                                                            BAYSHORE RESTAURANT MANAGEMENT CORP., a Florida
                                                            corporation

Name:  TAMRA RAE JENKINS                                    By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President

Name: Tamra Rae Jenkins                                     Date:      07/29/04
------------------------------------                        ----------------------------------

                                                            MONTY'S IN THE GROVE, INC., a Florida Corporation

Name:  TAMRA RAE JENKINS                                      By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President


Name: Tamra Rae Jenkins                                     Date:      07/29/04
------------------------------------                        ----------------------------------

                                                            HOCUS-POCUS, INC., Florida corporation

Name:  TAMRA RAE JENKINS                                      By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President


Name: Tamra Rae Jenkins                                     Date:      07/29/04
------------------------------------                        ----------------------------------


                            (Signatures on next page)





                                                            BUYER:

                                                            BAYSHORE LANDINGS, LLC, a Florida limited
                                                            Liability company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Robert W. Christoph, Manager

Name:                                                       Date:


                                                            HMG BAYSHORE, LLC, a Florida limited
                                                            Liability company

Name:  Carlos Camaroti                                      By:
------------------------------------                        ----------------------------------
                                                            Larry Rothstein, President

Name: Wanda Hemmingway                                      Date:      7/30/04
------------------------------------                        ----------------------------------




                                                            BUYER:

                                                            BAYSHORE LANDINGS, LLC, a Florida limited     Liability
                                                            company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Robert W. Christoph, Manager

Name:                                                       Date:      8/3/2004
------------------------------------                        ----------------------------------


                                                            HMG BAYSHORE, LLC, a Florida limited Liability company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Larry Rothstein, President

Name:                                                       Date:
------------------------------------                        ----------------------------------


                               FIFTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT
                               FOR CERTAIN ASSETS

         This Fifth Amendment to Purchase and Sale Agreement for Certain Assets (`Amendment") IS entered into as of this 6th day of August 2004 by and among BAYSHORE RESTAURANT MANAGEMENT CORP., a Florida corporation ("Bayshore"), MONTYS IN THE GROVE, INC. a FIorida corporation, f/k/a, Terremark Stone Crabs, Inc. ("Monty's Upstairs"), and HOCUS~POCUS, INC., Florida corporation ("Hocus-Pocus") (Bayshore, Upstairs and Hocus-Pocus are sometimes collectively referred to herein as. "Seller"), and BAYSHORE LANDINGS, LLC, a Florida limited liability company ("Landings"), its successors and/or assigns and HMG BAYSHORE, LLC, a Florida limited liability company ("HMG". its successors and/or assigns and together with Landings, collectively, "Buyer).

                                    RECITALS

         A. On or about May 24, 2004 Seller and Buyer entered into that certain Purchase and Stile Agreement for Certain Assets whereby Buyer has the right to purchase from Seller certain assets more particularly described therein, which Agreement was amended by virtue of that certain First Amendment to Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated us of June
1. 2004; that Second Amendment to Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated as of July 13, 2004; that Third Amendment Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated as of July 26, 2004; and that Fourth Amendment to Purchase and Sale Agreement for Certain Assets between the Buyer and Seller dated as of July 30, 2004 (as modified, the "Agreement").

         B. Seller and Buyer desire to modify the Agreement further as specifically set forth herein.

         NOW, THEREFORE. in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. the parties hereto agree as follows:

         1 . Recitals. The above recitals are true and correct and are incorporated herein by reference.


         2, Due Diligence Pcriod. The Due Diligence Period is hereby extended until August 11, 2004 at 5:00 PM.

         3. Closing Date Despite the extension of the Due Diligence Period Buyer acknowledges that it is using commercially reasonable attempts to close the transaction by August 19, 2004; however this acknowledgement shall not modify the express terms of the Agreement.

         4. Counterparts. This Amendment may be executed in any number of counterparts each of which when taken together shall constitute one complete document. Facsimile signature may be deemed sufficient to expedite the execution hereof.

         5. Reaffirmation. Except as specifically set forth herein, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.


                            (Signatures on next page)



         IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the day and year first written above.

WITNESSES                                                     SELLER

                                                            BAYSHORE RESTAURANT MANAGEMENT CORP., a Florida
                                                            corporation

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President

Name:                                                       Date:      8/06/04
------------------------------------                        ----------------------------------

                                                            MONTY'S IN THE GROVE, INC., a Florida Corporation

Name:                                                         By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President


Name:                                                       Date:      8/06/04
------------------------------------                        ----------------------------------

                                                            HOCUS-POCUS, INC., Florida corporation

Name:                                                         By:
------------------------------------                        ----------------------------------
                                                            Stephen J. Kneapler, President


Name:                                                       Date:      8/06/04
------------------------------------                        ----------------------------------


                            (Signatures on next page)





                                                            BUYER:

                                                            BAYSHORE LANDINGS, LLC, a Florida limited     Liability
                                                            company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Robert W. Christoph, Manager

Name:                                                       Date:
------------------------------------                        ----------------------------------


                                                            HMG BAYSHORE, LLC, a Florida limited Liability company

Name:  Lynnette Benitez                                     By:
------------------------------------                        ----------------------------------
                                                            Larry Rothstein, President

Name: Wanda Hemmingway                                      Date:      8/9/04
------------------------------------                        ----------------------------------





                                                            BUYER:

                                                            BAYSHORE LANDINGS, LLC, a Florida limited     Liability
                                                            company

Name:  Kiki Rubin Seigel                                    By:
------------------------------------                        ----------------------------------
                                                            Robert W. Christoph, Manager

Name: Sandra C. Ovando                                      Date:      8/6/04
------------------------------------                        ----------------------------------


                                                            HMG BAYSHORE, LLC, a Florida limited Liability company

Name:                                                       By:
------------------------------------                        ----------------------------------
                                                            Larry Rothstein, President

Name:                                                       Date:
------------------------------------                        ----------------------------------

